UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2017

Ares Commercial Real Estate Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of October 17, 2017, the Board of Directors (the “Board”) of Ares Commercial Real Estate Corporation (the “Company”), increased the size of its Board from seven to eight members and appointed Kirk A. Sykes as an independent Class II director to fill the vacancy created by such increase.

The initial term of Mr. Sykes, as a Class II director, will expire at the 2020 annual meeting of stockholders of the Company. The Board has determined that Mr. Sykes is “independent” within the meaning of the independence standards of the Securities and Exchange Commission (the “SEC”) and the rules of the New York Stock Exchange. As an independent director, Mr. Sykes will receive the same compensation as provided to the Company’s other independent directors, as described in detail in the Company’s other filings with the SEC.

Mr. Sykes, 59, has served as Senior Vice President of New Boston Fund, Inc., an independent, privately-owned real estate investment management firm, since September 2016. Previously, Mr. Sykes was the President of the Urban Strategy America Fund, L.P., a New Boston real estate investment fund, from 2005 to September 2016. Since 1993, Mr. Sykes has also served as the President of Primary Corporation, a real estate company that owns commercial real estate and has served as the manager of Accordia Partners, LLC, a real estate development company, since September 2014. Mr. Sykes currently serves as a member of: The Federal Reserve Bank of Boston CEO Roundtable and External Diversity Advisory Board; Eastern Bank Corporation Board of Trustees; The Real Estate Executive Council Board (Chairman); Urban Land Institute New England Advisory Council; National Association of Industrial Office Properties Massachusetts Board; and The City of Boston Civic Design Commission. Previously, Mr. Sykes served on the Board of Directors of the Federal Reserve Bank of Boston from 2008 to 2014, including as its Chairman from 2012 to 2014 and held various other banking advisory board roles. Mr. Sykes holds a Bachelor of Architecture degree from Cornell University. Mr. Sykes’ significant experience as a real estate investor, including as an executive of a real estate investment fund, and his extensive financial and economic expertise will provide the Board with valuable industry, investment, financial and leadership experience.

Item 7.01 Regulation FD Disclosure.

On October 18, 2017, the Company issued a press release announcing the appointment of Kirk A. Sykes as an independent Class II director of the Company. The text of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit Number	Exhibit Description
99.1	Press release dated October 18, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 18, 2017

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Vice President and Secretary

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press release dated October 18, 2017